Exhibit 10.6

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of December 7, 2016, is entered into between each New Subsidiary listed on Schedule I hereto (each, a “New Subsidiary” and, collectively, the “New Subsidiaries”), and JPMorgan Chase Bank, N.A., as Agent (as defined in the Credit Agreement), under that certain Credit Agreement, dated as of January 26, 2007, as amended and restated as of March 26, 2010, as further amended and restated as of February 24, 2014 and as amended by Amendment Agreement No. 1, dated as of March 28, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among ARAMARK Services, Inc. (“ARAMARK” or the “U.S. Borrower”), ARAMARK Intermediate Holdco Corporation, a Delaware corporation (“Holdings”), ARAMARK Canada LTD., a company organized under the laws of Canada (the “Canadian Borrower”), ARAMARK Investments Limited, a limited company incorporated under the laws of England and Wales (the “U.K. Borrower”), ARAMARK Ireland Holdings Limited, a company incorporated under the laws of Ireland (the “Irish Borrower” and, together with the U.S. Borrower, the Canadian Borrower and the U.K. Borrower, the “Borrowers”), each Subsidiary of ARAMARK that, from time to time, becomes a party thereto, the Lenders (as defined in Article I of the Credit Agreement), JPMorgan Chase Bank, N.A., as administrative agent, collateral agent (in such capacities, the “Agent”) and as LC Facility Issuing Bank (in such capacity, the “LC Facility Issuing Bank”) and the other parties thereto from time to time.

Each New Subsidiary and the Agent, for the benefit of the Lenders, hereby agree as follows:

1. Each New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, each New Subsidiary will be deemed to be a Loan Party (as defined in the Credit Agreement) under the Credit Agreement and a Loan Guarantor (as defined in the Credit Agreement) for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder as if it had executed the Credit Agreement. Each New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement (to the extent made or deemed made on or after the effective date hereof), (b) all of the covenants set forth in Articles V and VI of the Credit Agreement applicable to it and (c) all of the guaranty obligations set forth in Article X of the Credit Agreement.

2. If required, each New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (as defined in the Credit Agreement) (and such other documents and instruments) as requested by the Agent in accordance with the Credit Agreement (other than the certificates listed on Annex A attached hereto).

3. As promptly as practicable, and in any event within 30 calendar days after the date hereof (or such later date as the Administrative Agent agrees to in writing in its sole discretion), the U.S. Borrower shall, or shall cause the applicable Loan Party (as defined in the Credit Agreement) to deliver to the Agent the certificate listed on Annex A attached hereto, together with instruments of transfer or assignment in blank.

4. Each New Subsidiary hereby waives acceptance by the Agent and the Lenders of the guaranty by each New Subsidiary upon the execution of this Agreement by each New Subsidiary.

5. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

6. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

EACH OF THE NEW SUBSIDIARIES LISTED ON SCHEDULE I HERETO

By:	/s/ James J. Tarangelo
	Name:	James J. Tarangelo
	Title:	Treasurer

[Signature Page to Joinder Agreement – Credit Agreement]

Acknowledged and accepted:

JPMORGAN CHASE BANK, N.A., as Agent

By:	/s/ Lauren Baker
	Name:	Lauren Baker
	Title:	Vice President

[Signature Page to Joinder Agreement – Credit Agreement]

Schedule I

Entity Name	Jurisdiction of Formation
Canyonlands Rafting Hospitality, LLC	Delaware
HPSI Purchasing Services LLC	Delaware
Rocky Mountain Hospitality, LLC	Delaware
Yosemite Hospitality, LLC	Delaware

ANNEX A

None.